Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

June 30, 2021

Shares		Value
Common Stocks– 100.0%
Aerospace & Defense – 2.4%
General Dynamics Corp	424,892	$79,990,168
Lockheed Martin Corp	235,942	89,268,656
		169,258,824
Air Freight & Logistics – 2.0%
United Parcel Service Inc	696,644	144,881,053
Banks – 3.3%
JPMorgan Chase & Co	1,529,733	237,934,671
Biotechnology – 2.2%
AbbVie Inc	716,469	80,703,068
Gilead Sciences Inc	1,105,493	76,124,248
		156,827,316
Capital Markets – 5.1%
CME Group Inc	697,116	148,262,631
Morgan Stanley	1,656,441	151,879,075
S&P Global Inc	143,625	58,950,881
		359,092,587
Chemicals – 1.2%
Air Products & Chemicals Inc	127,422	36,656,761
Sherwin-Williams Co	174,249	47,474,140
		84,130,901
Commercial Services & Supplies – 0.5%
Waste Management Inc	257,372	36,060,391
Communications Equipment – 1.1%
Motorola Solutions Inc	367,855	79,769,357
Consumer Finance – 2.4%
American Express Co	1,021,295	168,748,573
Electrical Equipment – 1.0%
Rockwell Automation Inc	244,139	69,828,637
Electronic Equipment, Instruments & Components – 2.7%
Corning Inc	1,462,862	59,831,056
TE Connectivity Ltd	1,002,871	135,598,188
		195,429,244
Entertainment – 2.1%
Activision Blizzard Inc	850,934	81,213,141
Electronic Arts Inc	235,219	33,831,549
Warner Music Group Corp - Class A	1,000,144	36,045,190
		151,089,880
Food & Staples Retailing – 1.7%
Costco Wholesale Corp	231,943	91,772,887
Sysco Corp	350,011	27,213,355
		118,986,242
Food Products – 1.1%
Hershey Co	466,789	81,305,308
Health Care Equipment & Supplies – 5.0%
Abbott Laboratories	1,065,407	123,512,634
Dentsply Sirona Inc	568,804	35,982,541
Medtronic PLC	1,130,760	140,361,239
Stryker Corp	202,733	52,655,842
		352,512,256
Health Care Providers & Services – 3.0%
Quest Diagnostics Inc	232,238	30,648,449
UnitedHealth Group Inc	464,656	186,066,849
		216,715,298
Hotels, Restaurants & Leisure – 3.5%
McDonald's Corp	702,898	162,362,409
Starbucks Corp	785,534	87,830,557
		250,192,966
Household Durables – 1.6%
Garmin Ltd	811,896	117,432,637
Household Products – 2.1%
Clorox Co	135,084	24,302,962
Procter & Gamble Co	907,038	122,386,637
		146,689,599
Industrial Conglomerates – 2.0%
Honeywell International Inc	653,458	143,336,012
Information Technology Services – 8.4%
Accenture PLC	1,144,265	337,317,879
Automatic Data Processing Inc	331,412	65,825,051

Shares		Value
Common Stocks– (continued)
Information Technology Services– (continued)
Fidelity National Information Services Inc	342,108	$48,466,440
Visa Inc	617,698	144,430,146
		596,039,516
Insurance – 1.5%
Travelers Cos Inc	690,637	103,395,265
Internet & Direct Marketing Retail – 1.1%
eBay Inc	1,118,627	78,538,802
Leisure Products – 1.5%
Hasbro Inc	1,101,415	104,105,746
Machinery – 3.2%
Deere & Co	508,579	179,380,899
Trane Technologies PLC	262,709	48,375,235
		227,756,134
Media – 2.7%
Comcast Corp	3,374,338	192,404,753
Multiline Retail – 2.0%
Target Corp	577,510	139,607,267
Pharmaceuticals – 5.4%
AstraZeneca PLC (ADR)	565,000	33,843,500
Eli Lilly & Co	796,163	182,735,332
Merck & Co Inc	1,383,857	107,622,559
Zoetis Inc	319,241	59,493,753
		383,695,144
Road & Rail – 0.8%
Union Pacific Corp	271,952	59,810,403
Semiconductor & Semiconductor Equipment – 5.2%
KLA Corp	544,744	176,611,452
Texas Instruments Inc	998,730	192,055,779
		368,667,231
Software – 11.1%
Intuit Inc	136,326	66,822,915
Microsoft Corp	2,334,446	632,401,421
Oracle Corp	1,121,487	87,296,548
		786,520,884
Specialty Retail – 2.5%
Best Buy Co Inc	161,714	18,593,876
Home Depot Inc	489,009	155,940,080
		174,533,956
Technology Hardware, Storage & Peripherals – 7.3%
Apple Inc	3,778,136	517,453,507
Textiles, Apparel & Luxury Goods – 1.3%
VF Corp	1,105,129	90,664,783
Total Common Stocks (cost $3,404,323,334)		7,103,415,143
Investment Companies– 0.2%
Money Markets – 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº,£((cost $14,627,804)	14,626,341	14,627,804
Total Investments (total cost $3,418,951,138) – 100.2%		7,118,042,947
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(14,135,446)
Net Assets – 100%		$7,103,907,501

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,084,199,447	99.5%
United Kingdom	33,843,500	0.5

Total	$7,118,042,947	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/21
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	$4,346	$(67)	$-	$14,627,804

	Value at 9/30/20	Purchases	Sales Proceeds	Value at 6/30/21
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 0.0636%ºº	6,884,982	194,083,242	(186,340,353)	14,627,804

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of June 30, 2021.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2021.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$7,103,415,143	$-	$-
Investment Companies	-	14,627,804	-
Total Assets	$7,103,415,143	$14,627,804	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70241 08-21